UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2017

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PARSLEY ENERGY, INC. (Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000 Austin, Texas 78701
(Address of Principal Executive Offices) (Zip Code)
737-704-2300
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously announced, Parsley Energy, Inc. (the “Company”) is scheduled to participate in the Simmons & Company Annual Energy Conference being held in Las Vegas, Nevada on March 1-3, 2017 and the Raymond James Annual Institutional Investors Conference being held in Orlando, Florida on March 7-8, 2017. In connection with its participation, the Company posted a new investor presentation to its website.

The investor presentation may be viewed on the Company’s website (www.parsleyenergy.com) by selecting “Investor Relations,” then “Events & Presentations.”

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By: /s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel
Dated: March 2, 2017

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